UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 20, 2023
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
P.O. Box 619100
Dallas, TX
75261-9100
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	New York Stock Exchange
0.625% Notes due 2024	KMB24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    The Corporation held its 2023 Annual Meeting of Stockholders on April 20, 2023.

(b)    The stockholders (1) elected all of the Corporation’s nominees for director, (2) ratified the selection of Deloitte & Touche LLP as our independent auditors for 2023, (3) approved the compensation of our named executive officers on an advisory basis and (4) indicated their preference that future advisory votes on executive compensation be held annually.

The final voting results on each of the matters submitted to a vote are as follows:

1.Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sylvia M. Burwell	244,994,109	1,713,047	625,983	45,140,811
John W. Culver	245,018,018	1,633,150	681,970	45,140,811
Michael D. Hsu	234,358,790	11,837,205	1,137,143	45,140,811
Mae C. Jemison, M.D.	239,945,354	6,774,384	613,400	45,140,811
S. Todd Maclin	244,528,494	2,116,763	687,881	45,140,811
Deirdre A. Mahlan	245,007,960	1,690,207	634,971	45,140,811
Sherilyn S. McCoy	243,652,069	3,061,177	619,891	45,140,811
Christa S. Quarles	243,897,258	2,807,515	628,366	45,140,811
Jaime A. Ramirez	244,976,532	1,683,571	673,035	45,140,811
Dunia A. Shive	239,540,218	7,133,896	659,024	45,140,811
Mark T. Smucker	244,327,610	2,311,619	693,910	45,140,811
Michael D. White	245,117,574	1,161,558	1,054,006	45,140,811

2.Ratification of Deloitte & Touche LLP as Independent Auditors for 2023:

Votes For	Votes Against	Abstentions
280,008,923	11,672,323	792,702

3.Advisory Approval of Named Executive Officer Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
232,096,882	13,811,085	1,425,171	45,140,811

4.Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
241,974,182	556,418	3,924,650	877,888	45,140,811

(d)    Based upon the results set forth in item (b)(4) above, the Board of Directors has determined that future advisory votes on executive compensation will be submitted to stockholders on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	April 20, 2023	By:	/s/ Alison M. Rhoten
Alison M. Rhoten Vice President, Deputy General Counsel, Global Corporate Affairs & Corporate Secretary